UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 30, 2003

AirTran Holdings, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Nevada

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 1-15991     I.R.S. Employer Identification No: 58-2189551

AirTran Airways, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Delaware

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 333-37487-09     I.R.S. Employer Identification No: 65-0440712

Item 5.  Other Events.

On April 30, 2003 AirTran Holdings, Inc. issued a press release announcing its intention to sell, subject to market and other conditions, $100 million principal amount of Convertible Notes due 2023 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 7.  Exhibits.

Press release dated April 30, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: April 30, 2003	AirTran Holdings, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

Date: April 30, 2003	AirTran Airways, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

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